UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
July 13, 2012

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreements.

WFN Credit Company, LLC (“Credit”) entered into (i) an Underwriting Agreement, dated July 13, 2012 (“2012-B Underwriting Agreement”), among Credit, World Financial Network Bank, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC relating to the Series 2012-B Class A Asset Backed Notes issued by World Financial Network Credit Card Master Note Trust described in the related Prospectus dated July 12, 2012 and the related Prospectus Supplement dated July 13, 2012 and (ii) an Underwriting Agreement, dated July 13, 2012 (“2012-C Underwriting Agreement”), among Credit, World Financial Network Bank, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC relating to the Series 2012-C Class A Asset Backed Notes, Class M Asset Back Notes, Class B Asset Backed Notes and Class C Asset Backed Notes issued by World Financial Network Credit Card Master Note Trust described in the related Prospectus dated July 12, 2012 and the related Prospectus Supplement dated July 13, 2012.

Item 8.01.                      Other Events.

The Registrant is filing Exhibits 5.1 and 8.1 in connection with the offer and sale of the Series 2012-B Class A Asset Backed Notes and is filing Exhibits 5.2 and 8.2 in connection with the issuance of the Series 2012-C Class A Asset Backed Notes, Class M Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
Exhibit 1.1                      2012-B Underwriting Agreement

Exhibit 1.2                      2012-C Underwriting Agreement

Exhibit 5.1                      Opinion of Mayer Brown LLP with respect to legality (Series 2012-B)

Exhibit 5.2                      Opinion of Mayer Brown LLP with respect to legality (Series 2012-C)

Exhibit 8.1                      Opinion of Mayer Brown LLP with respect to tax matters (Series 2012-B)

Exhibit 8.2                      Opinion of Mayer Brown LLP with respect to tax matters (Series 2012-C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:  /s/ Ronald C. Reed
Name:  Ronald C. Reed
Title:  Assistant Treasurer

Dated:  July 17, 2012

EXHIBIT INDEX

Exhibit No.    Document Description

Exhibit 1.1    2012-B Underwriting Agreement

Exhibit 1.2    2012-C Underwriting Agreement

Exhibit 5.1    Opinion of Mayer Brown LLP with respect to legality (Series 2012-B)

Exhibit 5.2    Opinion of Mayer Brown LLP with respect to legality (Series 2012-C)

Exhibit 8.1    Opinion of Mayer Brown LLP with respect to tax matters (Series 2012-B)

Exhibit 8.2    Opinion of Mayer Brown LLP with respect to tax matters (Series 2012-C)